Sales of Unregistered Securities	12 Months Ended
Dec. 31, 2017
Sales of Unregistered Securities [Abstract]
Sales of Unregistered Securities

Note 8 — Sales of Unregistered Securities.

In connection with and contemporaneous with the Reverse Merger, for the year ended December 31, 2017, the Company sold and issued an aggregate of 2,991,163 shares of the Company’s common stock at a price of $0.75 per share for proceeds of $2,243,372 as part of an offering of the Company’s securities. In addition, the Company sold $400,000, or 533,333 additional shares of common stock, as part of the offering, but the shares had not been issued as of December 31, 2017 and were presented in the consolidated balance sheet as common stock to be issued under the equity section. The proceeds of the common stock sales will be used to develop certain business opportunities, including but not limited to monetizing the acquired Red Earth assets describe above in Note 3.

The shares were issued pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder (“Regulation D”) since, among other things, the transactions did not involve a public offering and the securities were acquired for investment purposes only and not with a view to or for sale in connection with any distribution thereof. Offers and sales were made solely to persons qualifying as “accredited investors” (as such term is defined by Rule 501 of Regulation D).

The securities offered will not be and have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.